Exhibit 99
MONTHLY PAYMENT STATEMENT TO NOTEHOLDERS HSBC Home Equity Loan Trust 2005-3

Payment Number	3
Beginning Date of Collection Period	01-Dec-05
End Date of Collection Period	31-Dec-05
Payment Date	20-Jan-06
Previous Payment Date	20-Dec-05

Funds Disbursement
Collected Funds	35,362,251.36
Available Payment Amount	35,362,251.36
Principal Collections	29,144,980.46
Net Interest Collections	6,217,270.90
Principal recoveries	0.00
Servicing fee	376,977.31
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	35,362,251.36
Interest Paid to Notes	2,836,913.44
Principal Paid to Notes	29,144,980.46
Ownership Interest - pursuant to Section 5.01 (a) (xiii)	3,003,380.15
Servicing Fee (to Master Servicer)	376,977.31

Pool Balance
Beginning Pool Balance	904,745,532.34
Principal Collections (including repurchases)	29,144,980.46
Additional Principal Reduction Amount	0.00
Ending Pool Balance	875,600,551.88

Collateral Performance
Cash yield (% of beginning balance, annualized)	8.25%
Loss rate (net of principal recoveries; % of beginning balance)	0.00%
Net yield	8.25%
Realized Losses	-
Cumulative Realized Losses	-
Cumulative Loss Percentage	0.00%
Delinquent Loans:
One payment principal balance of loans	5,473,074.37
One payment number of loans	51
Two payments principal balance of loans	1,345,702.81
Two payments number of loans	11
Three-payments plus principal balance of loans	0.00
Three-payments plus number of loans	-
Two Payment-Plus Delinquency Percentage (for related Collection Period)	0.15%
Two Payment-Plus Rolling Average (for such Payment Date)	0.05%

Home Equity Loan Detail
Number of loans purchased or susbstituted pursuant to Section 2.02	-
Principal balance of loans purchased or susbstituted pursuant to Section 2.02	-
Number of loans purchased or substituted pursuant to Section 2.04	-
Principal balance of loans purchased or substituted pursuant to Section 2.04	-
Number of loans purchased or substituted pursuant to Section 3.01	-
Principal balance of loans purchased or substituted pursuant to Section 3.01	-
Substitution Adjustment Amounts	-

Number outstanding beginning of period	7,911
Number outstanding end of period	7,665
Principal balance of all REO as of the end of the Collection Period	-
Number of loans that went into REO during the Collection Period	-
Principal balance of loans that went into REO during the Collection Period	0.00
Unpaid Servicing Fee from previous Collection Periods	0.00

Overcollateralization
Begin OC Amount	200,035,012.69
OC Release Amount	0.00
Extra Principal Payment Amount	-
Class A-1 Extra Principal Payment Amount Paid	-
Class A-2 Extra Principal Payment Amount Paid	-
Class M-1 Extra Principal Payment Amount Paid	-
Class M-2 Extra Principal Payment Amount Paid	-
End OC Amount	200,035,012.69

Target OC Amount	200,035,012.69
Interim OC Amount	200,035,012.69
Interim OC Deficiency	-

Monthly Excess Cashflow	3,003,380.15
Principal Payment Amount	29,144,980.46
Class A-1 Principal Payment Amount	17,746,221.75
Class A-2 Principal Payment Amount	4,433,268.06
Class M-1 Principal Payment Amount	3,849,053.49
Class M-2 Principal Payment Amount	3,116,437.16
Principal Collections	29,144,980.46
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Master Servicer Termination Event	No
Event of Default	No
Total Note Principal Amount divided by Total Original Note Principal Amount	87.09%
EOP Note Principal Amount divided by Original Note Principal Amount <15%	No

Interest Calculations
1 month LIBOR	4.37000%
Class A-1 Formula Rate (1-mo. Libor plus 26 bps)	4.63000%
Class A-1 Note Rate	4.63000%
Class A-2 Formula Rate (1-mo. Libor plus 29 bps)	4.66000%
Class A-2 Note Rate	4.66000%
Class M-1 Formula Rate (1-mo. Libor plus 42 bps)	4.79000%
Class M-1 Note Rate	4.79000%
Class M-2 Formula Rate (1-mo. Libor plus 44 bps)	4.81000%
Class M-2 Note Rate	4.81000%

Available Funds Cap	7.67294%

Class A-1 Noteholder's Statement

A. Information on Payments
1. Total Payments per $1,000	41.191907
2. Principal Payment per $1,000	37.570068
3. Interest Payment per $1,000	3.621839

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	4.63000000%
2. Days in Accrual Period	31

3. Class A-1 Interest Due	1,710,775.70
4. Class A-1 Interest Paid	1,710,775.70
5. Class A-1 Interest Carry Forward Amount Paid	-
6. Class A-1 Supplemental Interest Amount Paid	-

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	-
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	429,094,442.74
2. Class A-1 Principal Due	17,746,221.75
3. Class A-1 Principal Paid	17,746,221.75
4. Class A-1 Principal Carry Forward Amount Paid	-
5. Class A-1 unpaid Principal Carry Forward Amount	-
6. Class A-1 Note Principal Amount, EOP	411,348,220.99

7. Class A-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.8708547
8. Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.4697898

Class A-2 Noteholder's Statement

A. Information on Payments
1. Total Payments per $1,000	41.215375
2. Principal Payment per $1,000	37.570068
3. Interest Payment per $1,000	3.645307

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	4.66000000%
2. Days in Accrual Period	31

3. Class A-2 Interest Due	430,146.20
4. Class A-2 Interest Paid	430,146.20
5. Class A-2 Interest Carry Forward Amount Paid	-
6. Class A-2 Supplemental Interest Amount Paid	-

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	-
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	107,194,123.51
2. Class A-2 Principal Due	4,433,268.06
3. Class A-2 Principal Paid	4,433,268.06
4. Class A-2 Principal Carry Forward Amount Paid	-
5. Class A-2 Unpaid Principal Carry Forward Amount	-
6. Class A-2 Note Principal Amount, EOP	102,760,855.45

7. Class A-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.8708547
8. Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.1173604

Class M-1 Noteholder's Statement

A. Information on Payments
1. Total Payments per $1,000	41.317068
2. Principal Payment per $1,000	37.570068
3. Interest Payment per $1,000	3.747000

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Note Rate	4.79000000%
2. Days in Accrual Period	31

3. Class M-1 Interest Due	383,880.14
4. Class M-1 Interest Paid	383,880.14
5. Class M-1 Interest Carry Forward Amount Paid	-
6. Class M-1 Supplemental Interest Amount Paid	-

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	-
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Note Principal Amount, BOP	93,068,118.27
2. Class M-1 Principal Due	3,849,053.49
3. Class M-1 Principal Paid	3,849,053.49
4. Class M-1 Principal Carry Forward Amount Paid	-
5. Class M-1 unpaid Principal Carry Forward Amount	-
6. Class M-1 Note Principal Amount, EOP	89,219,064.78

7. Class M-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.8708547
8. Class M-1 Note Principal Amount as a % of the Pool Balance, EOP	0.1018947

Class M-2 Noteholder's Statement

A. Information on Payments
1. Total Payments per $1,000	41.332713
2. Principal Payment per $1,000	37.570068
3. Interest Payment per $1,000	3.762645

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Note Rate	4.81000000%
2. Days in Accrual Period	31

3. Class M-2 Interest Due	312,111.40
4. Class M-2 Interest Paid	312,111.40
5. Class M-2 Interest Carry Forward Amount Paid	-
6. Class M-2 Supplemental Interest Amount Paid	-

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	-
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Note Principal Amount, BOP	75,353,835.13
2. Class M-2 Principal Due	3,116,437.16
3. Class M-2 Principal Paid	3,116,437.16
4. Class M-2 Principal Carry Forward Amount Paid	-
5. Class M-2 Unpaid Principal Carry Forward Amount	-
6. Class M-2 Note Principal Amount, EOP	72,237,397.97

7. Class M-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.8708547
8. Class M-2 Note Principal Amount as a % of the Pool Balance, EOP	0.0825004

_____________________________________________________________________________________

HSBC FINANCE CORPORATION HSBC HOME EQUITY LOAN TRUST 2005-3

The undersigned, a duly authorized representative of HSBC Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of November 9, 2005 (the "Sales and Servicing Agreement"), by and among HSBC Home Equity Loan Corporation I, as Depositor, the Master Servicer, U.S. Bank National Association, as Indenture Trustee, HSBC Bank USA, National Association, as Administrator, and HSBC Home Equity Loan Trust 2005-3, the Trust, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sales and Servicing Agreement.

2. HSBC Finance Corporation is, as of the date hereof, the Master Servicer under the Sales and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on January 20, 2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Master Servicer has performed in all material respects all its obligations under the Sales and Servicing Agreement through the Collection Period preceding such Payment Date and that, except as may be noted on the Servicing Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate the 17th day of January, 2006.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer